Rule 497(e)

Legg Mason Partners Series Funds, Inc.	File Nos. 33-34423
(formerly Salomon Brothers Series Funds Inc.)	and 811-06087

Supplement dated November 20, 2006

to the Prospectus of Legg Mason Partners Global High Yield Bond Fund

(formerly, Salomon Brothers High Yield Bond Fund)

dated May 1, 2006

The following information replaces the applicable information in “Investments, risks and performance—Performance information” and “Investments, risks and performance—Example” in the fund’s Prospectus.

Performance information

As of November 20, 2006, the maximum contingent deferred sales charge on Class B shares of the fund increased from 4.00% to 4.50% for shares purchased on or after that date. The average annual returns for Class B shares in the table below have been calculated as if the increased sales charge had been in effect for the entire period.

Average Annual Total Returns (for periods ended December 31, 2005)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class B					2/22/1995
Return before taxes	(1.33)%	8.66%	6.88%	7.76%

Example

The costs of investing in Class B shares of the fund will increase as a result of the increase in the maximum contingent deferred sales charge (as shown in the example below). This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission for this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class B (redemption at end of period)	$650	$918	$1,162	$2,086	(1)
Class B (no redemption)	$200	$618	$1,062	$2,086	(1)

(1)	Assumes conversion to Class A shares approximately eight years after purchase.

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